TRI-CONTINENTAL CORPORATION

To the Stockholders:


     For the three months ended March 31, 2002, Tri-Continental Corporation posted a total return of 0.22% based on net asset value and 3.57% based on market price. During the same time period, the Lipper Closed-End Growth & Income Funds Average returned 1.61% and the Standard & Poor's 500 Composite Stock Index (S&P 500) returned 0.28%.

     During the first quarter of 2002, signs continued to emerge that a US economic recovery was underway. The US Commerce Department reported that gross domestic product (GDP) expanded 1.7% in the fourth quarter of 2001, more than previously thought. Industrial production, which had declined dramatically during the recession, rose 0.7% in March, the biggest increase in nearly two years. Consumer confidence was also high, according to the Conference Board. Encouraged by these signs, the Federal Reserve Board effectively ended its series of interest rate cuts by adopting a neutral stance. The Fed now feels the risks are more evenly weighted between economic weakness and inflation.

     While the US economy seemed to rebound, corporate profits remained in a recession. Because earnings continued to be weak, stock prices were unable to sustain any upward momentum during the quarter. Stocks were also shaken by the various accounting scandals that came to light. There were other areas of concern as well. Oil prices soared during the first quarter, largely because of political tensions in the Middle East. Higher energy prices tend to negatively impact both corporate earnings and consumer spending. Additionally, the unemployment rate rose to 5.7% in March, demonstrating that the recovery is not yet complete.

     Going forward, we are guardedly optimistic about prospects for the US economy and the stock market. The economy appears to be expanding steadily, inventory levels have been reduced significantly, and demand for goods and services seems poised for an upswing. We believe an increase in business spending is crucial to any sustainable recovery.

     We think corporate profits will follow the economy's lead, albeit at a more muted pace. The next two quarters should see a slow, steady improvement in corporate profitability. The stock market would likely respond well to improved earnings. Risks remain, however, including a disruption of oil supplies or another terrorist attack. During these uncertain times, we believe Tri-Continental's time-tested philosophy of diversification and its emphasis on high-quality companies makes more sense than ever.

     We thank you for your continued support of Tri-Continental Corporation and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Managers, as well as the Corporation's performance history and portfolio of investments, follows this letter.

By order of the Board of Directors,


/s/ William C. Morris

William C. Morris
Chairman

                                    /s/ Brian T. Zino

                                    Brian T. Zino
                                    President

May 3, 2002

TRI-CONTINENTAL CORPORATION

INTERVIEW WITH YOUR PORTFOLIO MANAGERS, BEN-AMI GRADWOHL AND DAVID GUY

HOW DID TRI-CONTINENTAL CORPORATION PERFORM DURING THE FIRST QUARTER OF 2002?

     For the three months ended March 31, 2002, Tri-Continental posted a total return of 0.22% based on net asset value and 3.57% based on market price, compared to 0.28% for the Standard and Poor's 500 Composite Stock Index (S&P
500) and 1.61% for the Lipper Closed-End Growth & Income Funds Average.

WHAT ECONOMIC AND MARKET FACTORS AFFECTED TRI-CONTINENTAL'S RESULTS DURING THIS TIME?

     The first quarter of 2002 was an uncertain time. On the positive side, there were increasing indications that the US economy was emerging from its recession. The US Commerce Department estimated that the economy grew at a 1.7% annual rate in the fourth quarter of 2001. In addition, consumer confidence was up sharply and manufacturing activity increased. The Federal Reserve Board, encouraged by signs of an economic rebound, switched to a neutral monetary stance, effectively ending its unprecedented series of interest rate cuts. However, despite the good economic news, the fourth quarter's stock market rally did not continue into the first three months of 2002. This is largely because of the continuing recession in corporate profits. Earnings have been battered during the past year, and have yet to show definitive signs of recovery. During the first quarter, profit disappointments tended to influence stock prices more strongly than did encouraging macroeconomic data. At the same time, in the wake of the Enron accounting scandal, the market was roiled by fears that other companies would face similar problems. Further, political turmoil in the Middle East caused oil prices to rise sharply during the quarter. Investors feared that higher energy prices would be a significant drag on corporate profits, arresting a profit recovery before it could begin. Some sectors saw gains during the quarter, but these gains were based more on investors' changing perceptions of which stocks would benefit in a recovery than on an actual improvement in fundamentals. While much progress has been made in reducing high inventory levels, there has yet to be a strong upturn in capital spending by businesses.

WHAT WAS YOUR INVESTMENT STRATEGY?

     With so much uncertainty in the marketplace, it is difficult to predict which companies and sectors will see strength first. The stock market continues to be driven by perception and emotion. In the management of Tri-Continental's portfolio, we did not significantly overweight any sectors. Rather, we focused on fairly valued companies that we feel are likely to see strong earnings acceleration. Risk tolerance typically increases as the economy emerges from a recession, and we believe investors can afford

--------------------------------------------------------------------------------
A TEAM APPROACH

Tri-Continental Corporation is managed by the Seligman Disciplined Investment Group, headed by Ben-Ami Gradwohl and David Guy. They are assisted by a group of seasoned professionals who are responsible for research and trading consistent with Tri-Continental's investment objective. Group members include Bettina Abrams, Jackson Chow, Frank Fay (trader), Amy Fujii, Ray Lam, David Levy (trader), Michael McGarry, Hendra Soetjahja, Jonathan Roth (trader), Brian Turner, and Nancy Wu.
--------------------------------------------------------------------------------
                                                           (CONTINUED ON PAGE 4)

TRI-CONTINENTAL CORPORATION

--------------------------------------------------------------------------------
   INVESTMENT RESULTS PER COMMON SHARE

   TOTAL RETURNS

FOR PERIODS ENDED MARCH 31, 2002

                                                         Average Annual
                                                 ------------------------------
                                   Three          One        Five          10
                                 *Months*        Year        Years        Years
                                 --------        ----        -----        -----

     MARKET PRICE**                3.57%         0.34%        9.08%        9.84%

     NET ASSET VALUE**             0.22         (0.40)        7.41        10.55

     LIPPER CLOSED-END
       GROWTH &INCOME
       FUNDS AVERAGE***            1.61          5.83         8.57        10.37

     S&P 500***                    0.28          0.24        10.18        13.26


PRICE PER SHARE

                                  March 31, 2002     December 31, 2001
                                  --------------     -----------------
      MARKET PRICE                    $19.35              $18.75

      NET ASSET VALUE                  21.67               21.69


DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE THREE MONTHS ENDED MARCH 31, 2002

                                                          Capital Gain (Loss)
                                                      --------------------------
                                  Dividend Paid+      Realized        Unrealized
                                  --------------      --------        ----------
                                       $0.07           $(1.01)          $1.29++

       ------------------------------------------------------------------

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results. An investment in Tri-Continental Corporation is not insured by the Federal Deposit Insurance Corporation or any other government agency.

  * Returns for periods of less than one year are not annualized.

 ** These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are taken in additional shares.

*** The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Closed-End Growth & Income Funds Average excludes the effect of any costs associated with the purchase of shares, and the S&P 500 excludes the effect of fees and sales charges. Investors cannot invest directly in an index or an average.

  + Preferred Stockholders were paid dividends totaling $0.625 per share.

 ++ Represents the per share amount of net unrealized appreciation of portfolio securities as of March 31, 2002.

TRI-CONTINENTAL CORPORATION
to be slightly more aggressive in order to get more return. Tri-Continental's portfolio was slightly overweighted in defensive areas such as materials (specifically, paper and forest products and chemicals), capital goods, and consumer discretionary stocks in areas such as media and retailing. The portfolio was slightly underweighted in consumer staples, utilities, and communications equipment stocks.

WHAT SECTORS OF THE PORTFOLIO CONTRIBUTED MOST POSITIVELY TO TRI-CONTINENTAL'S PERFORMANCE?

     The sectors that helped Tri-Continental's performance most were consumer discretionary (specifically, retailers), financials, and energy. Chemical and paper stocks also performed well. Because of the sharp increase in defense spending beginning last year, defense-related technology stocks performed well, even though many of the portfolio's other technology stocks performed poorly.

WHAT SECTORS OF THE PORTFOLIO DETRACTED FROM PERFORMANCE?

     The areas that detracted most from performance were software and services, telecommunications services, and capital goods. Although demand may be increasing slightly, a true recovery in information technology spending has yet to fully materialize, and this was behind the continued weakness in these stocks.

WHAT IS YOUR OUTLOOK?

     While we are cautiously optimistic, we expect the remainder of 2002 to be challenging. The macroeconomic recovery should continue at a robust pace, accompanied by a more muted rebound in corporate profits. Weak corporate profits will likely continue to cause difficulties in the stock market. Investor perception, rather than fundamentals, will likely continue to play a major role, at least over the near term. We are, however, encouraged by improvements in both consumer and commercial credit trends, and we have also noted a slight pickup in demand for technology. While we cannot predict with any degree of certainty which stocks will rebound first, we believe Tri-Continental's broad diversification will allow it to participate in every stage of the recovery.

TRI-CONTINENTAL CORPORATION

LARGEST PORTFOLIO CHANGES
January 1 to March 31, 2002

LARGEST PURCHASES                       LARGEST SALES
3M Company*                             Fannie Mae**
Bank of America Corporation             American International Group, Inc.**
J.P. Morgan Chase & Co.*                Sears, Roebuck and Co.**
Oracle Corporation                      Johnson & Johnson**
Linear Technology Corporation*          Exxon Mobil Corporation
Raytheon Company*                       St. Jude Medical, Inc.
Marsh & McLennan Companies, Inc.*       Microsoft Corporation
Flextronics International Ltd.*         News Corporation Limited (ADRs)**
Deere & Company*                        Baxter International Inc.
Bristol-Myers Squibb Company            XL Capital Ltd. Class "A"

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

----------
 * Position added during the period.
** Position eliminated during the period.



10 LARGEST EQUITY HOLDINGS
March 31, 2002

------------------------------------------------------------
 SECURITY                                         VALUE
 --------                                      ------------
 General Electric Company                      $124,315,275
 Bank of America Corporation                    107,696,066
 United Technologies Corporation                 95,135,530
 Pfizer Inc.                                     86,005,308
 J.P. Morgan Chase & Co.                         83,556,470
 Citigroup Inc.                                  82,450,800
 3M Company                                      81,473,084
 Bank of New York Company, Inc.                  79,006,004
 Wal-Mart Stores, Inc.                           74,519,447
 Oracle Corporation                              72,040,968
------------------------------------------------------------

TRI-CONTINENTAL CORPORATION
PORTFOLIO OF INVESTMENTS (unaudited)                              March 31, 2002

                                                        Shares        Value
                                                      ---------   --------------
COMMON STOCKS - 96.0%
AUTOMOBILES AND COMPONENTS - 1.3%
Delphi Corporation                                    1,054,000   $   16,853,460
General Motors Corporation                              354,100       21,405,345
                                                                  --------------
                                                                  $   38,258,805
                                                                  --------------
CAPITAL GOODS - 16.0%
3M Company                                              708,400   $   81,473,084
Deere & Company                                         709,700       32,326,835
General Dynamics Corporation                            325,700       30,599,515
General Electric Company                              3,319,500      124,315,275
Northrop Grumman Corporation                             24,000        2,713,200
Raytheon Company                                      1,594,400       65,450,120
Textron Inc.                                            549,000       28,053,900
United Technologies Corporation                       1,282,150       95,135,530
                                                                  --------------
                                                                  $  460,067,459
                                                                  --------------
CHEMICALS - 1.9%
Air Products and Chemicals, Inc.                      1,063,600   $   54,934,940
                                                                  --------------
COMMERCIAL SERVICES AND SUPPLIES - 1.3%
McGraw-Hill Companies, Inc. (The)                       284,400   $   19,410,300
Pitney Bowes, Inc.                                      441,200       18,883,360
                                                                  --------------
                                                                  $   38,293,660
                                                                  --------------
COMMUNICATIONS EQUIPMENT - 1.0%
QUALCOMM Incorporated*                                  764,000   $   28,737,860
                                                                  --------------
CONSUMER DURABLES AND APPAREL - 1.6%
Black & Decker Corporation (The)                        321,200   $   14,948,648
Whirlpool Corporation                                   415,300       31,375,915
                                                                  --------------
                                                                  $   46,324,563
                                                                  --------------
CONSUMER STAPLES - 5.2%
Kraft Foods Inc. Class "A"*                           1,240,000   $   47,926,000
Philip Morris Companies, Inc.                         1,118,380       58,905,075
Procter & Gamble Company (The)                          285,000       25,675,650
R.J. Reynolds Tobacco Holdings, Inc.                    248,800       16,109,800
                                                                  --------------
                                                                  $  148,616,525
                                                                  --------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS - 1.4%
Flextronics International Ltd.                        1,656,500   $   30,289,102
PerkinElmer, Inc.                                       582,500       10,776,250
                                                                  --------------
                                                                  $   41,065,352
                                                                  --------------
ENERGY - 4.2%
Amerada Hess Corporation                                319,400   $   25,347,584
Conoco, Inc.                                          1,023,100       29,854,058
Exxon Mobil Corporation                               1,129,100       49,488,453
Occidental Petroleum Corporation                        569,500       16,600,925
                                                                  --------------
                                                                  $  121,291,020
                                                                  --------------
FINANCIALS - 21.2%
Bank of America Corporation                           1,583,300   $  107,696,066
Bank of New York Company, Inc. (The)                  1,880,200       79,006,004
BB&T Corporation                                        385,200       14,679,972
Chubb Corporation (The)                                 904,000       66,082,400
Citigroup Inc.                                        1,665,000       82,450,800
Comerica Incorporated                                   356,800       22,324,976
Equity Office Property Trust++                          292,520        8,772,675
Equity Residential Properties Trust++                   313,130        8,999,356
J.P. Morgan Chase & Co.                               2,343,800       83,556,470
KeyCorp                                                 716,200       19,086,730
Marsh & McLennan Companies, Inc.                        509,700       57,463,578
National City Corporation                               681,400       20,959,864
ProLogis Trust++                                        247,260        5,773,521
Simon Property Group, Inc.++                            183,150        5,976,185
St. Paul Companies, Inc. (The)                          287,900       13,200,215
XL Capital Ltd. Class "A" (Bermuda)                     147,900       13,806,465
                                                                  --------------
                                                                  $  609,835,277
                                                                  --------------
HEALTH CARE EQUIPMENT AND SERVICES - 2.8%
Baxter International Inc.                               741,400   $   44,128,128
St. Jude Medical, Inc.*                                 468,200       36,121,630
                                                                  --------------
                                                                  $   80,249,758
                                                                  --------------
HOTELS, RESTAURANTS AND LEISURE - 1.2%
Starwood Hotels & Resorts Worldwide, Inc.               878,100   $   33,025,341
                                                                  --------------

----------
See footnotes on page 7.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (unaudited) (continued)                  March 31, 2002

                                                        Shares        Value
                                                      ---------   --------------
MEDIA - 4.1%
Clear Channel Communications, Inc.*                     365,100   $   18,769,791
Interpublic Group of Companies, Inc.                    565,400       19,381,912
Knight-Ridder, Inc.                                     450,000       30,910,500
Viacom Inc. Class "B"*                                  977,900       47,301,023
                                                                  --------------
                                                                  $  116,363,226
                                                                  --------------
PAPER AND FOREST PRODUCTS - 3.0%
Bowater Incorporated                                    646,700   $   32,205,660
WeyerHaeuser Company                                    877,000       55,128,220
                                                                  --------------
                                                                  $   87,333,880
                                                                  --------------
PHARMACEUTICALS AND BIOTECHNOLOGY - 5.2%
Abbott Laboratories                                     241,700   $   12,713,420
Bristol-Myers Squibb Company                          1,212,200       49,081,978
Pfizer Inc.                                           2,164,200       86,005,308
                                                                  --------------
                                                                  $  147,800,706
                                                                  --------------
RETAILING - 5.5%
Home Depot, Inc. (The)                                  691,100   $   33,594,371
May Department Stores Company                         1,400,800       48,817,880
Wal-Mart Stores, Inc.                                 1,215,850       74,519,447
                                                                  --------------
                                                                  $  156,931,698
                                                                  --------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS - 6.4%
Analog Devices, Inc.*                                 1,325,200   $   59,687,008
Intel Corporation                                       649,600       19,757,584
Linear Technology Corporation                         1,617,000       71,544,165
Novellus Systems, Inc.*                                 619,700       33,544,361
                                                                  --------------
                                                                  $  184,533,118
                                                                  --------------
SOFTWARE AND SERVICES - 5.4%
Check Point Software Technologies Ltd.*                 474,100   $   14,407,899
Microsoft Corporation*                                  838,200       50,505,741
Oracle Corporation*                                   5,630,400       72,040,968
VERITAS Software Corporation*                           400,500       17,547,907
                                                                  --------------
                                                                  $  154,502,515
                                                                  --------------
TELECOMMUNICATION SERVICES - 3.7%
AT&T Corp.                                            1,334,500   $   20,951,650
SBC Communications, Inc.                              1,532,100       57,361,824
Verizon Communications                                  580,400       26,495,260
                                                                  --------------
                                                                  $  104,808,734
                                                                  --------------
TRANSPORTATION - 0.6%
AMR Corporation*                                        681,100   $   17,987,851
                                                                  --------------
UTILITIES - 3.0%
American Electric Power Company, Inc.                   327,600   $   15,099,084
El Paso Corporation                                     800,000       35,224,000
Southern Company                                        551,400       14,606,586
Xcel Energy Inc.                                        791,992       20,076,997
                                                                  --------------
                                                                  $   85,006,667
                                                                  --------------
TOTAL COMMON STOCKS
   (Cost $2,586,540,285)                                          $2,755,968,955
                                                                  --------------
TRI-CONTINENTAL FINANCIAL DIVISION+ - 0.3%
   (Cost $8,741,471)                                                 $ 7,404,199
                                                                  --------------
SHORT-TERM HOLDING - 1.5%
   (Cost $44,700,000)                                               $ 44,700,000
                                                                  --------------
TOTAL INVESTMENTS - 97.8%
   (Cost $2,639,981,756)                                          $2,808,073,154

OTHER ASSETS LESS LIABILITIES - 2.2%                                  61,811,811
                                                                  --------------

Net Assets - 100.0%                                               $2,869,884,965
                                                                  ==============
----------
 * Non-income producing security.
 + Restricted security.
++ Real Estate Investment Trust.

Note: Investments in common stocks, limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and ask prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

TRI-CONTINENTAL CORPORATION

STOCKHOLDER SERVICES

     Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient.

AUTOMATIC DIVIDEND INVESTMENT AND CASH PURCHASE PLAN. Stockholders may automatically purchase additional shares with dividends and capital gains. There isno charge for this service. Stockholders may alsopurchase additional shares directly from the Corporation. There is a service fee of a maximum of $2.00 for each cash purchase transaction.

AUTOMATIC CASH WITHDRAWAL PLAN. Stockholders who hold common shares with a market value of $5,000 or more may elect to receive a fixed amount from their investment at regular intervals by selling their shares to the Corporation.

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA). Stockholders who have earned income and are under age 701/2 may contribute up to $3,000 per year to a Traditional IRA for 2002. A working or non-working spouse may also contribute up to $3,000 to a separate Traditional IRA for 2002. Individuals who reach age 50 prior to the end of a taxable year may make additional "catch-up contributions" to a Traditional IRA of up to $500 (increasing to $1,000 for years beginning after 2005). Contributions to a Traditional IRAmay be deductible or non-deductible. If you are single and NOT covered by an employer's retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be deductible if your modified adjusted gross income (MAGI) in 2002 is less than $34,000. For spouses who are both covered by a plan, contributions will be fully deductible if your MAGI is less than $54,000. If one spouse does not work or is not covered by a retirement plan, that spouse's contribution will be fully deductible provided your household MAGI does not exceed $150,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

ROLLOVER IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

ROTH IRA. You (and a working or non-working spouse) may each make an after-tax contribution of up to $3,000 per year to a Roth IRAprovided you have earned income and meet the eligibility requirements. Your MAGI must be less than $95,000 (individuals) or $150,000 (married couples) to be eligible to make a full contribution to a Roth IRA. You are eligible to make a partial Roth IRAcontribution if your MAGI is below $110,000 (individuals) or $160,000 (married couples). Total combined contributions to a Roth IRA and a Traditional IRA cannot exceed $3,000 in any year. Individuals who reach age 50 prior to the end of a taxable year may make additional "catch-up contributions" to a Roth IRA of up to $500 (increasing to $1,000 for years beginning after 2005). Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years AND you take the distribution either after age 591/2, for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike a Traditional IRA, you may contribute to a Roth IRA even if you are over age 701/2 (if you have earned income), and you are not required to take minimum distributions at age 701/2. You may convert an existing Traditional IRAto a Roth IRAto take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRAwhen converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

TRI-CONTINENTAL CORPORATION

RETIREMENT PLANNING -- QUALIFIED PLANS. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 100% of earned income (reduced by plan contributions), to a maximum of $40,000 per participant. For retirement plan purposes, no more than $200,000 may be taken into account as earned income under the plan in 2002 and future years (subject to adjustments to reflect cost of living increases). Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer's retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director's fees.

RETIREMENT PLAN SERVICES provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the US and (212) 682-7600 outside the US.

GIFTS FREE OF FEDERAL TAX are often made using Tri-Continental Common Stock. You may give as much as $11,000 a year to as many individuals as desired free of federal gift tax, and a married couple may give up to $22,000 a year.

STOCK REPURCHASE PROGRAM. In November 2001, the Board of Directors authorized the renewal of Tri-Continental's ongoing share repurchase program. The program authorizes the Corporation to repurchase up to 7.5% of the Corporation's shares over a 12-month period, provided that the discount of a share's market price to its net asset value ("NAV") remains wider than 10%. The Board's decision benefits all stockholders, allowing them to continue to enjoy the advantages of Tri-Continental's closed-end structure, while increasing the NAV of the Corporation's outstanding shares.

     As of March 31, 2002, 3.3 million shares had been repurchased. This is approximately 2.6% of the shares outstanding as of November 16, 2001. The repurchase of additional shares is expected to continue between April and November 2002, as long as the discount remains above 10%.

TRI-CONTINENTAL CORPORATION

For information about your Corporation, write to Corporate Communications, J.&W. Seligman & Co. Incorporated, 100 ParkAvenue, New York, NY10017. If you want information about your investment account, write to Stockholder
Services,Seligman Data Corp., at the same address. You may also call Stockholder Services at the telephone number listed below.

Important Telephone Numbers

STOCKHOLDER                 RETIREMENT PLAN             24-HOUR AUTOMATED
SERVICES                    SERVICES                    TELEPHONE ACCESS SERVICE
(800) TRI-1092              (800) 445-1777              (800) 622-4597
(8:30 a.m. to 6:00 p.m.     (8:30 a.m. to 6:00 p.m.
Eastern Time)               Eastern Time)

               212-682-7600 OUTSIDE THE CONTINENTAL UNITED STATES

TRI-CONTINENTAL CORPORATION
INVESTS TO PRODUCE
FUTURE GROWTH OF BOTH
CAPITAL AND INCOME,
WHILE PROVIDING REASONABLE
CURRENT INCOME.


                           TRI-CONTINENTAL CORPORATION

                                   MANAGED BY
                                [SELIGMAN LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF STOCKHOLDERS OR THOSE WHO HAVE RECEIVED THE CURRENT PROSPECTUS COVERING SHARES OF COMMON STOCK OF TRI-CONTINENTAL CORPORATION, WHICH CONTAINS INFORMATION ABOUT MANAGEMENT FEES AND OTHER COSTS.

                             www.tri-continental.com

                                                                    CETRI3A 3/02




                            FIRST QUARTER REPORT 2002

                                 TRI-CONTINENTAL
                                   CORPORATION


                         AN INVESTMENT YOU CAN LIVE WITH